Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                       18 UNITED STATES CODE SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Anthony E. Applebaum, Chief Executive Officer of Mera Pharmaceuticals, certify that (1) Mera Pharmaceuticals, Inc.'s Form 10-KSB for the fiscal year ended October 31, 2003 fully complies with the requirements of Section 3 (a) or 15 (d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Form 10-KSB for the fiscal year ended October 31, 2003 fairly presents, in all material respects, the financial condition and the results of operations of Mera Pharmaceuticals, Inc.


                                            /S/ANTHONY E. APPLEBAUM
                                            ----------------------------
                                            Anthony E. Applebaum
                                            Principal Financial and
                                            Accounting Officer

                                            09/03/2004


A signed original of this written statement required by Section 906 has been provided to Mera Pharmaceuticals, Inc. and will be retained by Mera Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.